14. INCOME TAXES	6 Months Ended
Jun. 30, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

At June 30, 2013 and December 31, 2012, the Company had net operating loss (NOL) carry-forwards available to offset future taxable income of approximately $24 million. The utilization of the NOL carry-forwards is dependent upon the tax laws in effect at the time the NOL carry-forwards can be utilized. It is likely that utilization of the NOL carry-forwards are limited based on changes in control. A valuation allowance of approximately $9.3 million and $9.5 million has been recorded against the deferred tax asset as of June 30, 2013 and December 31, 2012, respectively, due to the uncertainty surrounding its realization caused by the Company’s recurring losses. The NOL carry-forwards will fully expire in 2032.